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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



                                    FORM 8-K
                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of report (Date of earliest event reported): August 14, 2002



                             Nexstar Finance, L.L.C.

                              Nexstar Finance, Inc.

             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


            Delaware                     333-62916               23-3063155
(State or other jurisdiction of   (Commission File Number)
         incorporation)                                          23-3063152
                                                               (IRS Employer
                                                             Identification No.)



                     200 Abington Executive Park, Suite 201
                        Clarks Summit, Pennsylvania 18411


                                 (570) 586-5400
              (Registrant's Telephone Number, Including Area Code)


                                       N/A
          (Former Name or Former Address, if Changed Since Last Report
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Item 9. Other Events.

     Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the Chief Executive Officer and the Chief Financial Officer of Nexstar Finance, L.L.C. and Nexstar Finance, Inc. certified the Form 10-Q for the quarter ended June 30, 2002, as filed by Nexstar Finance, L.L.C and Nexstar Finance, Inc. with the Securities and Exchange Commission on August 14, 2002.


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                                   SIGNATURES

     According to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized on August 31, 2001.

                                               Nexstar Finance, L.L.C.
                                               Nexstar Fianance, Inc.

                                                    /s/  G. Robert Thompson
                                                    ---------------------------
Date: August 14, 2002                          By:  G. Robert Thompson
                                               Its: Chief Financial Officer